MASSSMUTUAL PREMIER FUNDS

Supplement dated November 12, 2013 to the

Prospectus dated February 1, 2013

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

The following information pertains to the International Bond Fund:

Effective November 8, 2013 (the “Termination Date”), the International Bond Fund was dissolved pursuant to a Plan of Liquidation and Termination approved by the Board of Trustees of the MassMutual Premier Funds. Shareholders of the various classes of shares of the International Bond Fund received proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE